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                                                                   EXHIBIT 10.54
                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT is made and entered into as of the 8 day of May, 1998, by and between RODNEY G. GARNER, hereinafter referred to as "LESSOR", and SECURITY ASSOCIATES INTERNATIONAL, INC., hereinafter referred to as "Lessee".

                                   WITNESSETH

     That, for and in consideration of the payments to be made hereunder, and the mutual promises, covenants and conditions hereinafter set forth to be kept and performed, the parties hereby agree as follows:

     1.  GRANT OF LEASE

         LESSOR does hereby lease unto LESSEE approximately 1000 square feet of space at 2178 Washington Blvd., Ogden, Utah, and more particularly described as Suite 300, consisting of the central station and two contiguous offices.

     2.  TERM OF LEASE

         The term of this lease begins on May ____, 1998 and ends on May ____, 2003.

     3.  HOLDING OVER

         In the event LESSEE shall remain in possession of the leased premises beyond the term of this lease without executing a new lease, such holding over shall be on a month to month basis on agreed to terms.




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         A. ACCESS

         LESSOR acknowledges that LESSEE'S business requires 24 hour/ 7 day a week access and use of the lease premises and that LESSOR shall provide full utilities and services, including HVAC in at all times.

     4.  RENT

         LESSEE shall pay to LESSOR as rent for said leased premises the following sums, payable in advance on the first day of each month and subject to a 10% late fee if received by LESSOR after the 10th of each month.

         Seven hundred and no/100 dollars ($700.00) per month.

         The monthly rent shall include annual increase equal to COLA (cost of living) with a 50% per annum cap.

     5.  SURRENDER OF PREMISES AT TERMINATION

         At the expiration of the term of this lease, LESSEE will yield and deliver up said premises to LESSOR in as good order and condition as when the same was entered upon by LESSEE, reasonable use and wear excepted.

     6.  MAINTENANCE

         Responsibility for the maintenance shall be as indicated: LESSEE responsible for (T), and LESSOR responsible for (L); Not applicable (NA).

         Roof(L), Exterior Walls (L), Interior Walls (T), Structural Repair (L), Interior Decorating (T), Exterior Painting (L), Yard Surfacing (L), Grounds and Yard Maintenance (L),



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Plumbing Lines Equipment (L), Lines and Fixtures (L), Heating and Air
Conditioning Equipment (L), Thermostats (L), Electrical Lines Equipment (L) Electrical Equipment openly accessible to tenants (L), Snow and ice removed from Sidewalks (L), Janitorial (L), Carpet (L), Common Entry Way Cleaning and furnishing (L).

     7.  UTILITIES, TAXES AND INSURANCE

         All utilities will be the responsibility of the Lessor subject to the following reimbursement schedule:

         a. For the telephone system, the Lessee pays 30% of the lease or about $150.00 per month and will pay for any changes for the central office on a T & M basis.

         Notwithstanding the LESSOR'S responsibility to provide fire insurance as above stated, should the LESSEE'S use as described in paragraph 19 to the Lease Agreement result in any insurance premium increase or the imposition of any other additional fee, cost or charge to LESSOR, LESSEE agrees to pay to LESSOR within thirty (30) days of notice from LESSOR the complete and full amount of said insurance premium increase, additional fee, cost or charge.

         In the event of failure by LESSOR to provide and services, utilities, maintenance, or repairs required under the Lease Agreement and said failure remains uncorrected for a reasonable time after written notice to LESSOR, LESSEE shall have right to secure said services, utilities, maintenance or repairs and to deduct the cost there from the rental payments due LESSOR.



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     8.  REPAIRS

         LESSEE agrees to report promptly any malfunction in plumbing, electrical equipment, appliances, or structure of the building, to the LESSOR.

     9.  PARKING

         All parking on the premises shall remain under the control of the LESSOR and the LESSOR shall have the right from time to time to publish reasonable regulations regarding LESSEES use for parking. The LESSEE shall be given a minimum of 10 parking spaces on the premises.

     10. SIGNS

         Signs on the exterior of the building are strictly prohibited and interior signage may only be installed with the written permission of the LESSOR and only consistent with the terms of this lease. The LESSEE shall pay for any approved interior signage.

     11. ASSUMPTION OF THE RISK

         The LESSEE assumes full risk of damage to his property, fixtures, tools and equipment, stocks, goods of trade, that may be kept on or about the demised premises.

     12. RIGHT TO LEASE PREMISES

         LESSOR hereby warrants that it has the legal right to lease said premises.


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     13. SUBLETTING OR ASSIGNMENT

         LESSEE will not sublet said premises or any portion thereof or assign this lease without the prior written consent of LESSOR, which consent will not be unreasonably withheld. Lessor acknowledges and agrees that this lease may be assigned by Lessee as collateral security to Lessee's institutional lender(s), and Lessor shall execute and deliver such documents as may be reasonably necessary to effectuate such assignment.

     14. QUIET ENJOYMENT OF PREMISES

         LESSOR covenants with LESSEE that upon fully complying with and properly performing all of the terms, conditions and covenants hereof to be performed by LESSEE, said LESSEE shall have and quietly enjoy the premises for the entire term set forth herein.

     15. CONDEMNATION

         If the whole of the leased premises shall be taken by any public or governmental authority under the power of eminent domain, then the term of this lease shall cease as of the date possession is taken by such authority and the lease payments required hereunder shall be taken and the remainder not so taken and the remainder not so taken remains tenantable and adequate for the purposes for which LESSEE has been using the premises, then this lease shall continue in full force and effect as to said remainder and all of the provisions hereof shall continue except that the LESSOR agrees that it will reduce the rent based on the actual square footage of the building lost to condemnation. However, if the remaining part of the premises are untenantable and inadequate for LESSEE'S purposes, then LESSEE may terminate this lease by giving written notice thereof to LESSOR. The term "eminent domain" as used in the paragraph shall include the


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exercise of any similar governmental power and any purchase or other acquisition in lieu thereof by a governmental entity. LESSOR reserves unto itself all fights to a compensation for damages to the premises, the building, the land and the leasehold accruing by reason of the exercise of eminent domain.

     16. ORDINANCES AND STATUTES

         LESSOR and LESSEE shall comply with all laws, health codes, and regulations of all municipal, state and federal authorities. LESSEE agrees not to store up or use, on premises, flammable fluids or explosives except for painting and cleaning products which will be stored in industry standard type containers, or use premises for any purpose which will injure the reputation of the building or which will disturb the residents of the building or the inhabitants of the neighborhood, or would increase insurance rates.

     17. DEFAULT

         If either party defaults in any of the covenants contained herein and fails to rectify the default within thirty (30) days after receipt of written notice from the other party, the terms of the lease shall, at the option of the non-defaulting party, forwith cease and termination. Such termination shall not affect the rights of either party to damages arising from such default.

     18. DAMAGE BY FIRE OR OTHER CASUALTY

         If the demised premises are completely destroyed by fire or other casualty, this lease shall terminate on the date of such fire or casualty and no rental payment shall accrue or be payable by LESSEE on this lease hereafter.



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         In the event that the Leased Premises are substantially damaged or destroyed by fire or other casualty, which damage or destruction shall substantially interfere with the LESSEE'S use of the Leased Premises as provided herein for a continuous period of forty-eight (48) hours or more (commencing as of the date of the fire or other casualty), then the LESSEE shall have the option to terminate this Lease by the giving of written notice to the LESSOR within five (5) days after the end of such forty-eight (48) hour period.

         In any case which the Leased Premises are damaged and LESSEE retains possession, rents from the date of the commencement of the damage to the time of completion of repairs and restorations shall be reduced on a pro rata basis to the extent that the Leased Premises have been untenantable. LESSOR and LESSEE hereby waive all causes and rights of recovery against each other or their respective agents, officers and employees for any loss occurring to the Leased Premises or personal property brought and kept therein regardless of cause or origin, to policy of insurance.

     19. USE OF PREMISES

         The premises shall be used for Central Station Monitoring and for other directly related matters of the LESSEE. LESSEE hereby agrees that should its use described above result in any increase of insurance premiums or other additional fee, cost or charge to LESSOR, LESSEE shall be liable for said amounts as provided for in paragraph 7 herein.

     20. INDEMNIFICATION

         a. LESSEE shall indemnify and save LESSOR harmless from all loss, damage, liability or expense incurred by LESSOR due to the exclusive negligent acts or omissions to act of the LESSEE, its officers, employees or agents arising out of LESSEE'S use of operation



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of said leased premises, and shall not permit any hen or other claims or demand to be enforced against the premises by reason of LESSEE'S use of said premises.

         b. LESSOR shall indemnify the LESSEE harmless from all loss, damage, liability or expense incurred by the LESSEE due to the exclusive negligent acts or omissions to act of the LESSOR or its officers, employees or agents arising out of the LESSOWS use of said leased premises.

     21. WAIVER

         It is agreed that the waiving of any of the covenants of this lease by either party shall be limited to the particular instance and shall not be deemed to waive any other breaches of such covenant or any provision herein contained.

     22. ATTORNEY'S FEES

         In the event either party shall enforce the terms of this lease by suit or otherwise, the party at fault shall pay the costs and expenses incident thereto, including a reasonable attorney's fee.

     23. SUCCESSORS AND ASSIGNS

         The covenants and agreements contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, their heirs, distributee, executor, administrators, legal representatives, assigns and upon their respective successors in interest, except as otherwise expressly herein provided.



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     24. INSURANCE

         LESSEE agrees to obtain, keep and maintain with insurance carriers of known responsibility, licensed to do business in the State of Utah, comprehensive general liability insurance in an amount not less than $1,000,000.00. Said insurance shall apply to LESSEE'S activities in. and in connection with the premium and shall name LESSOR an additional insured. Notwithstanding the foregoing LESSOR shall obtain, keep, and maintain such insuranced, naming LESSEE as an additional insurety at a times during the term of the Management Agreement, at even date herewith. Proof of this insurance must be applied to LESSOR upon request by LESSOR.

     25. IMPROVEMENTS

         No alterations, additions, or improvements may be made by LESSEE to the leased premises without first obtaining prior written approval of LESSOR.

     26. ENVIRONMENTAL MATTERS

         The LESSOR has made available to the LESSEE all material correspondence, notices of violations, inspections, investigations, studies, audits, tests, reviews, reports, and other analyses prepared by or for the LESSOR, or any third parties prior to the date of this Agreement in the possession of the LESSOR relating in any way to the environmental condition of any of the real property to be assumed by LESSEE ( the "Property of which the Leased Premises forms a part"). Except as described on Schedule 5, neither the LESSOR nor any of its agents, employees, representatives, or, to LESSOR'S knowledge, any other persons for whose conduct the LESSOR may be liable, has (i) received notice of any violation, claim, or allegation, from any governmental



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or regulatory authority, or any other person of any violation of any
Environmental Law (as hereafter defined) relating to the Property; (ii) transported, used, generated, handled, stored, released, emitted, leached, discharged, dumped, or disposed of any Hazardous Substances (as hereafter defined) onto, into or from the Property, or any part thereof, or from the Property onto or into any property adjacent to any of the property or any other property in violation of any Environmental Laws; no Hazardous Substances (as hereafter defined) are currently or have been located at, in, on, under or about the Property in a manager which violates any Environmental Laws or which requires response, cleanup, or corrective action of any kind under any applicable Environmental Laws, to the knowledge of the LESSOR, no underground storage tanks have been located on the Property that have not been removed in accordance with applicable Environmental Laws; and no Hazardous Substances have been used in the operation of any of the Property or business other than in accordance with applicable Environmental Laws in all material respects; or (iii) any responsibilities under any other so-called transaction triggered or disclosed law with respect to the transactions contemplated by this Agreement. For this purpose of this Agreement: "Environmental Laws" shall mean all federal, state, and local laws, ordinances, and rules of common law relating to environmental matters, including those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the release or threatened release of Hazardous Substances and the generation, use, storage, transportation, or disposal of Hazardous Substances in any matter applicable to either of the LESSOR or the Property, including, without limitation of the generality of the foregoing, any rule, regulation, permit, order of directive addressing environmental issues of or by the federal government, and state or political subdivision thereof, or any agency, court or body of the federal government or any state or political subdivision thereof "Hazardous Substances" shall mean



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(1) any chemical, material or substance defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazard materials", "extremely hazardous waste", "restricted hazardous waste", "toxic pollutants", "toxic pollutants", "toxic substances", or words of similar import under any applicable Environmental Law, (2) any oil, petroleum or petroleum products , (3) asbestos and asbestos containing materials in any form which is or could become friable, and (4) radon gas, urea formaldehyde foam insulation or polychlorinated biphenyls.

     27. NOTICES

         Whenever any notice, approval, consent, request or election is given or made pursuant to this Lease, it shall be in writing sent by certified mail., return receipt requested or registered mail or it shall be delivered personally. Said notices and payments shall utilize the following address for LESSOR and LESSEE or such addresses as may be specified in writing by the parties from time to time.

                   LESSOR: Fire Protection/ Mountain Alarm
                           Rodney G. Garner
                           2178 Washington Blvd.
                           Ogden, UT 84401

                   LESSEE: Security Associates International
                           James Brannen, CEO
                           2001 S. Arlington Rd.
                           Arlington Heights, IL 6005-4142




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                 LESSEE: Security Associates International, Inc.

         IN WITNESS WHEREOF, the parties have subscribed their names hereon and have caused this Lease Agreement to be duly executed in the date appearing below their respective signatures.

                                        LESSOR:

                                        /s/ Rodney G. Garner
                                        ------------------------------
                                        Fire Protection/Mountain Alarm
                                        Rodney G. Garner

                                        LESSEE:

                                        /s/ James S. Brannen
                                        Security Associates International
                                        Its: President
                                             ----------------------------

STATE OF UTAH              )
                  :SS      )
COUNTY OF                  )

         On the _____ day of May, 1998, personally appeared before me RODNEY G. GARNER, who, being by first duly sworn, did say that he signed the foregoing instrument.



                                        ----------------------------------
                                        NOTARY PUBLIC
                                        Residing at:
                                        My Commission Expires:



STATE OF UTAH              )
                  :SS      )
COUNTY OF                  )

         On the _____day of May, 1998, personally appeared before me_______________ who, being by me first duly sworn, did say that he was signing on and in behalf of SECURITY ASSOCIATES INTERNATIONAL, INC., Title ___________, who being by me first duly sworn, did say that he signed the foregoing instrument.



                                        ----------------------------------
                                        NOTARY PUBLIC
                                        Residing at:
                                        My Commission Expires-




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                 LESSEE: Security Associates International, Inc.

         IN WITNESS WHEREOF, the parties have subscribed their names hereon and have caused this Lease Agreement to be duly executed in the date appearing below their respective signatures.

                                        LESSOR:


                                        ----------------------------------
                                        Fire Protection/ Mountain Alarm
                                        Rodney G. Garner

                                        LESSEE:


                                        ----------------------------------
                                        Security Associates international
                                        Its:

STATE OF UTAH              )
                  :SS      )
COUNTY OF                  )

       On the ____ day of May, 1998, personally appeared before me RODNEY G. GARNER who, being by first duly sworn did say that he signed the foregoing instrument.



                                        ----------------------------------
                                        NOTARY PUBLIC
                                        Residing at:
                                        My Commission Expires:

STATE OF UTAH              )
                  :SS      )
COLINTY OF                 )

         On the _____ day of May, 1998, personally appeared before me _____________ who, being by me first duly sworn, did say that he was signing on and in behalf of SECURITY ASSOCIATES INTERNATIONAL, INC., Title ____________ who being by me first duly sworn, did say that he signed the foregoing instrument.



                                        ----------------------------------
                                        NOTARY PUBLIC
                                        Residing at:
                                        My Commission Expires:




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